Exhibit 99.1
SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contacts:	Media Contact:
	Lori Barker Padon	Mike Wong
	(408) 801-1384	(408) 801-1240

Jay Iyer
(408) 801-2067
SANDISK ANNOUNCES SECOND QUARTER FINANCIAL RESULTS
— Reducing Future Supply Growth and Capital Expenditures —
Milpitas, CA, July 21, 2008 — SanDisk® Corporation (NASDAQ:SNDK), the world’s largest supplier of flash storage card products, today announced results for the second quarter ended June 29, 2008, as well as steps to slow its supply growth. Total second-quarter revenue was $816 million, a decrease of 1% on a year-over-year basis. Net loss in accordance with U.S. Generally Accepted Accounting Principles (GAAP) was ($68) million, or ($0.30) per diluted share, compared to GAAP net income of $28 million, or $0.12 per diluted share, in the second quarter of 2007.
Excluding the impact of acquisition-related charges, share-based compensation expense and the related tax effect, the second quarter non-GAAP net loss was ($22) million, or ($0.10) per diluted share, compared to the second quarter 2007 non-GAAP net income of $72 million, or $0.30 per diluted share.
SanDisk is delaying the start of the next phase of production ramp in Fab 4 and now expects it to start no sooner than April 2009. The company is also pushing out its decision to invest in Fab 5 until market conditions improve. These actions are aimed at reducing future capital expenditures and inventory growth in order to maintain a strong balance sheet.
“Our second quarter sales were well below our expectations due to the rapid deterioration in consumer confidence which impacted our sales in U.S. retail and to handset OEMs. Product gross margin was negatively impacted by the lower sales volume and a substantial inventory write-down,” said Eli Harari, Chairman and CEO. “Overall demand is expected to improve in the upcoming holiday season; however, industry-wide Flash inventories remain excessive and pricing and margins will therefore remain under pressure until supply and demand come into balance. We are taking significant actions to slow our captive supply growth, which will reduce our capital expenditure commitments, and allow us to better manage our inventory. We are also continuing to improve our cost structure through transitions to 43-nanometer MLC and the industry’s first commercialized 3-bits per cell NAND flash. While the industry downturn has been more pronounced and severe than expected, we are optimistic about our long-term renewed growth when the market rebounds.”
Key Metrics for Second Quarter of 2008
•	Product revenue was $688 million, down 5% year-over-year.

•	License and royalty revenue was $129 million, up 20% year-over-year.

•	Total megabytes sold in the second quarter were a record and increased 120% year-over-year and 14% from the first quarter of 2008.

•	Average price per megabyte sold declined 55% on a year-over-year basis and 15% sequentially.

•	Average retail card capacity of 2.36 gigabytes increased 64% on a year-over-year basis and 15% sequentially.

•	GAAP product gross margin was 3.3% compared to 16.2% in the second quarter of 2007. Non-GAAP product gross margin was 5.7% compared to 19.0% in the second quarter of 2007.

•	Operating loss, on a GAAP basis, was ($101) million, or (12%) of revenue compared to GAAP operating income of $14 million, or 2% in the second quarter of 2007. Non-GAAP operating loss was ($57) million, or (7%) of revenue, compared to operating income of $74 million, or 9% of revenue, in the second quarter of 2007.

•	SanDisk introduced a line of flash memory-based solid state drives (SSDs) for an emerging new category of laptops — Ultra Low-Cost PCs (ULCPC).

•	SanDisk launched the first premium memory cards for mobile phones to increase capacity and provide fast transfer speeds for music, maps, videos, photos, and games.

•	SanDisk and Toshiba signed a strategic agreement to jointly develop and commercialize three dimensional (3D) rewritable memory.
Scheduled Interview
SanDisk Corporation Chairman and Chief Executive Officer, Eli Harari, is scheduled to appear on CNBC’s “Closing Bell with Maria Bartiromo,” on July 21, 2008 at approximately 1:20 p.m. P.D.T.
Conference Call
SanDisk’s second quarter 2008 conference call is scheduled for 2:00 p.m. P.D.T., Monday, July 21, 2008. The conference call will be webcast by CCBN and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR and at www.streetevents.com for registered streetevents.com users. To participate in the call via telephone, the dial-in number is (913) 312-1402. The dial-in password is 9538040. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.
A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.
Forward-Looking Statements
This news release contains certain forward-looking statements, including statements about our business prospects and outlook, anticipated increased demand for products, anticipated price and

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margin declines, the expected cost benefits of 43-nanometer and 3-bit per cell manufacturing output in the second half of 2008, our plans for Fab 4 and our potential investment in Fab 5, the anticipated emergence of new markets for Flash storage and our long-term prospects, that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly and adversely affect our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:
•	slower than expected, or no, growth in market demand for our products including our solid state drives, or a slower adoption rate for our products in current and new markets that we are targeting including the mobile phone market,

•	future average selling price erosion that may be more severe than our expectations due to decreased demand or excess industry supply of flash memory from ourselves as well as from existing suppliers or from new competitors,

•	continued excess industry-wide supply to meet demand,

•	adverse global economic and geo-political conditions, including continued declines in the global economy, particularly in the U.S. and Europe, or continued adverse currency exchange rates particularly related to the Japanese yen,

•	any interruption of or delay in supply from any of the semiconductor manufacturing or subcontracting facilities, including test and assembly facilities that supply products to us,

•	slower than expected expansion of our global sales channels,

•	fluctuations in operating results, unexpected yield variances and delays related to our conversion to 43-nanometer NAND flash technology or the ramp-up of the 300-millimeter flash fabrication facility,

•	unexpected yield variances in, or delays related to the ramp-up of, 3-bits per cell manufacturing,

•	lower than expected growth in the average megabyte capacity per card,

•	fluctuations in license and royalty revenues,

•	higher than anticipated operating expenses,

•	inability to purchase sufficient non-captive supply on favorable terms, or at all,

•	lower margins due to increased use of non-captive supply,

•	failure to develop commercially viable rewritable 3D memory technology in a timely and cost-effective manner,

•	business interruption due to earthquakes, hurricanes or other natural disasters, particularly in areas in the Pacific Rim and Japan where we manufacture and assemble products,

•	adverse results in litigation or regulatory actions affecting us, and

•	other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 30, 2007 and our Forms 10-Q.
Future results may differ materially from those previously reported. We do not intend to update the information contained in this release.
About SanDisk
SanDisk Corporation, the inventor and world’s largest supplier of flash storage cards, is a global leader in flash memory — from research, manufacturing and product design to consumer branding and retail distribution. SanDisk’s product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders, digital audio/video players, USB flash drives for consumers and the enterprise, embedded memory for mobile devices, and solid state drives for computers. SanDisk (www.sandisk.com/corporate) is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.
SanDisk, and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries.

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SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Six months ended
	June 29, 2008	July 1, 2007	June 29, 2008	July 1, 2007
Revenues:
Product	$687,508	$719,991	$1,411,559	$1,409,348
License and royalty	128,503	107,041	254,419	203,770

Total revenues	816,011	827,032	1,665,978	1,613,118

Cost of product revenues	650,558	588,736	1,227,162	1,158,824
Amortization of acquisition-related intangible assets	14,582	14,583	29,164	35,645

Total cost of product revenues	665,140	603,319	1,256,326	1,194,469

Gross profit	150,871	223,713	409,652	418,649

Operating expenses:
Research and development	112,143	101,185	223,577	196,825
Sales and marketing	77,638	60,517	157,794	116,723
General and administrative	53,684	41,165	111,488	88,156
Restructuring	4,085	212	4,085	6,728
Amortization of acquisition-related intangible assets	4,553	7,050	9,028	16,150

Total operating expenses	252,103	210,129	505,972	424,582

Operating income (loss)	(101,232)	13,584	(96,320)	(5,933)
Total other income	20,542	38,556	46,424	74,815

Income (loss) before provision (benefit) for income taxes	(80,690)	52,140	(49,896)	68,882
Provision (benefit) for income taxes	(12,813)	23,605	101	35,762

Income (loss) after taxes	(67,877)	28,535	(49,997)	33,120
Minority interest	—	51	—	5,211

Net income (loss)	$(67,877)	$28,484	$(49,997)	$27,909

Net income (loss) per share calculation:
Net income (loss) used in computing basic net income (loss) per share	$(67,877)	$28,484	$(49,997)	$27,909
Tax-effected interest costs related to convertible long-term debt	—	116	—	232

Net income (loss) used in computing diluted net income (loss) per share	$(67,877)	$28,600	$(49,997)	$28,141

Net income (loss) per share:
Basic	$(0.30)	$0.12	$(0.22)	$0.12
Diluted	$(0.30)	$0.12	$(0.22)	$0.12

Shares used in computing net income (loss) per share:
Basic	224,888	227,959	224,703	227,707
Diluted	224,888	236,036	224,703	235,951

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Six months ended
	June 29, 2008	July 1, 2007	June 29, 2008	July 1, 2007
SUMMARY RECONCILIATION OF NET INCOME (LOSS)
GAAP NET INCOME (LOSS)	$(67,877)	$28,484	$(49,997)	$27,909
Adjustments:
Share-based compensation (a)	25,108	36,971	48,334	68,190
Amortization of acquisition-related intangible assets (b)	19,135	21,633	38,192	51,795
Inventory step-up expense related to msystems acquisition (c)	—	2,119	—	7,066
Income tax adjustments (d)	1,293	(17,364)	(11,084)	(38,283)

NON-GAAP NET INCOME (LOSS)	$(22,341)	$71,843	$25,445	$116,677

GAAP COST OF PRODUCT REVENUES	$665,140	$603,319	$1,256,326	$1,194,469
Share-based compensation (a)	(2,009)	(3,307)	(5,638)	(6,521)
Amortization of acquisition-related intangible assets (b)	(14,582)	(14,583)	(29,164)	(35,645)
Inventory step-up expense related to msystems acquisition (c)	—	(2,119)	—	(7,066)

NON-GAAP COST OF PRODUCT REVENUES	$648,549	$583,310	$1,221,524	$1,145,237

GAAP GROSS PROFIT	$150,871	$223,713	$409,652	$418,649
Share-based compensation (a)	2,009	3,307	5,638	6,521
Amortization of acquisition-related intangible assets (b)	14,582	14,583	29,164	35,645
Inventory step-up expense related to msystems acquisition (c)	—	2,119	—	7,066

NON-GAAP GROSS PROFIT	$167,462	$243,722	$444,454	$467,881

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$112,143	$101,185	$223,577	$196,825
Share-based compensation (a)	(9,324)	(13,013)	(18,150)	(25,700)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$102,819	$88,172	$205,427	$171,125

GAAP SALES AND MARKETING EXPENSES	$77,638	$60,517	$157,794	$116,723
Share-based compensation (a)	(6,423)	(10,361)	(9,934)	(17,284)

NON-GAAP SALES AND MARKETING EXPENSES	$71,215	$50,156	$147,860	$99,439

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$53,684	$41,165	$111,488	$88,156
Share-based compensation (a)	(7,352)	(10,290)	(14,612)	(18,685)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$46,332	$30,875	$96,876	$69,471

GAAP TOTAL OPERATING EXPENSES	$252,103	$210,129	$505,972	$424,582
Share-based compensation (a)	(23,099)	(33,664)	(42,696)	(61,669)
Amortization of acquisition-related intangible assets (b)	(4,553)	(7,050)	(9,028)	(16,150)

NON-GAAP TOTAL OPERATING EXPENSES	$224,451	$169,415	$454,248	$346,763

GAAP OPERATING INCOME (LOSS)	$(101,232)	$13,584	$(96,320)	$(5,933)
Cost of product revenues adjustments (a) (b) (c)	16,591	20,009	34,802	49,232
Operating expense adjustments (a) (b)	27,652	40,714	51,724	77,819

NON-GAAP OPERATING INCOME (LOSS)	$(56,989)	$74,307	$(9,794)	$121,118

GAAP NET INCOME (LOSS)	$(67,877)	$28,484	$(49,997)	$27,909
Cost of product revenues adjustments (a) (b) (c)	16,591	20,009	34,802	49,232
Operating expense adjustments (a) (b)	27,652	40,714	51,724	77,819
Income tax adjustments (d)	1,293	(17,364)	(11,084)	(38,283)

NON-GAAP NET INCOME (LOSS)	$(22,341)	$71,843	$25,445	$116,677

Net income (loss) per share calculation: GAAP
Net income (loss) used in computing basic GAAP net income per share	$(67,877)	$28,484	$(49,997)	$27,909
Tax-effected interest costs related to convertible long-term debt	—	116	—	232

Net income (loss) used in computing diluted net income per share	$(67,877)	$28,600	$(49,997)	$28,141

Net income (loss) per share calculation: Non-GAAP
Net income (loss) used in computing basic Non-GAAP net income per share	$(22,341)	$71,843	$25,445	$116,677
Tax-effected interest costs related to convertible long-term debt	—	116	—	232

Net income (loss) used in computing diluted net income per share	$(22,341)	$71,959	$25,445	$116,909

Diluted net income (loss) per share:
GAAP	$(0.30)	$0.12	$(0.22)	$0.12
Non-GAAP	$(0.10)	$0.30	$0.11	$0.49

Shares used in computing diluted net income (loss) per share:
GAAP	224,888	236,036	224,703	235,951
Non-GAAP	224,888	236,855	227,703	236,649

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(1)	To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation in accordance with SFAS 123(R) effective January 2, 2006 and the acquisition of Matrix Semiconductor, Inc. in January 2006, msystems Ltd. in November 2006 and MusicGremlin, Inc. in June 2008, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information as certain non-cash charges such as amortization of purchased intangibles and share-based compensation do not reflect the cash operating results of the business and certain one-time expenses such as write-off of acquired in-process technology do not reflect the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)	Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisition of Matrix (January 2006), msystems (November 2006), and MusicGremlin (June 2008).

(c)	Inventory step-up expense related to msystems acquisition.

(d)	Income taxes associated with certain non-GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands)

	June 29, 2008	December 30, 2007
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$689,578	$833,749
Short-term investments	619,632	1,001,641
Accounts receivable from product revenues, net	204,030	462,983
Inventory	795,606	555,077
Deferred taxes	192,128	212,255
Other current assets	337,660	233,952

Total current assets	2,838,634	3,299,657

Long-term investments	1,230,562	1,060,393
Property and equipment, net	414,387	422,895
Notes receivable and investments in flash ventures with Toshiba	1,284,617	1,108,905
Deferred taxes	150,661	117,130
Goodwill	844,048	840,870
Intangibles, net	286,740	322,023
Other non-current assets	60,918	62,946

Total Assets	$7,110,567	$7,234,819

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$237,822	$285,711
Accounts payable to related parties	132,188	158,443
Other current accrued liabilities	205,877	286,850
Deferred income on shipments to distributors and retailers and deferred revenue	155,466	182,879

Total current liabilities	731,353	913,883

Convertible long-term debt	1,225,000	1,225,000
Non-current liabilities	191,299	135,252

Total Liabilities	2,147,652	2,274,135

Minority interest	151	1,067

Stockholders’ Equity:
Common stock	3,855,781	3,797,073
Retained earnings	1,080,072	1,130,069
Accumulated other comprehensive income	26,911	32,475

Total Stockholders’ Equity	4,962,764	4,959,617

Total Liabilities and Stockholders’ Equity	$7,110,567	$7,234,819

SanDisk Corporation Preliminary Condensed Consolidated Statement of Cash Flows (in thousands, unaudited)

	Three months ended		Six months ended
	June 29, 2008	July 1, 2007	June 29, 2008	July 1, 2007
Cash flows from operating activities:
Net income (loss)	$(67,877)	$28,484	$(49,997)	$27,909
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred and other taxes	2,157	24,329	(2,212)	35,760
(Gain) loss on equity investments	549	1,637	4,483	(567)
Depreciation and amortization	67,490	64,137	130,373	129,233
Provision for doubtful accounts	1,177	625	6,951	1,538
Share-based compensation expense	25,108	36,971	48,334	68,190
Excess tax benefit from share-based compensation	(883)	(5,247)	(1,677)	(11,508)
Other non-cash charges	1,892	3,827	7,284	8,576
Changes in operating assets and liabilities:
Accounts receivable from product revenues	(24,935)	(168,103)	252,002	298,927
Inventory	(99,997)	(6,454)	(240,359)	(104,563)
Other assets	(159,556)	(93,601)	(49,575)	(30,176)
Accounts payable trade	5,125	1,535	(47,889)	(71,698)
Accounts payable to related parties	(35,976)	(11,668)	(32,255)	10,879
Other liabilities	(41,681)	33,077	(134,237)	(197,702)

Total adjustments	(259,530)	(118,935)	(58,777)	136,889

Net cash (used in) provided by operating activities	(327,407)	(90,451)	(108,774)	164,798

Cash flows from investing activities:
Purchases of short and long-term investments	(537,265)	(1,054,695)	(892,220)	(1,591,857)
Proceeds from sale of short and long-term investments	294,532	194,723	728,896	233,382
Maturities of short and long-term investments	162,514	460,813	352,563	971,300
Investment in Flash Alliance Ltd.	(96,705)	—	(96,705)	—
Investment in FlashVision Ltd.	23,748	—	23,748	—
Acquisition of capital equipment, net	(50,138)	(54,002)	(106,912)	(97,801)
Notes receivable from FlashVision Ltd.	—	12,735	—	37,512
Notes receivable from Flash Partners Ltd.	—	(123,305)	(37,418)	(123,305)
Purchased technology and other assets	(3,000)	—	(1,875)	(13,240)
Acquisition of MusicGremlin, Inc., net	(4,528)	—	(4,528)	—

Net cash used in investing activities	(210,842)	(563,731)	(34,451)	(584,009)

Cash flows from financing activities:
Proceeds (repayment) from debt financing	—	3,791	(9,785)	3,791
Proceeds from employee stock programs	2,913	15,732	9,350	54,102
Distribution to minority interest	—	(2,395)	—	(9,880)
Tax benefit from share-based compensation	883	5,247	1,677	11,508
Shares repurchase programs	—	(55,321)	—	(97,417)

Net cash provided by (used in) financing activities	3,796	(32,946)	1,242	(37,896)

Effect of changes in foreign currency exchange rates on cash	(1,254)	232	(2,188)	620

Net decrease in cash and cash equivalents	(535,707)	(686,896)	(144,171)	(456,487)

Cash and cash equivalents at beginning of period	1,225,285	1,811,109	833,749	1,580,700

Cash and cash equivalents at end of period	$689,578	$1,124,213	$689,578	$1,124,213